                                                                   EXHIBIT 10.33

                                 SIXTH AMENDMENT

                  SIXTH AMENDMENT, dated as of September 25, 1998 (this "Sixth Amendment"), to the Credit Agreement, dated as of September 30, 1996 (as amended by the Global Amendment and Assignment and Acceptance, dated as of October 9, 1996, the Second Amendment, dated as of April 23, 1997, the Third Amendment, dated as of May 13, 1997, the Fourth Amendment, dated as of July 31, 1997 and the Fifth Amendment, dated as of June 16, 1998, and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among RIGCO NORTH AMERICA, L.L.C., a Delaware limited liability company (the "Borrower"), the several banks and other financial institutions from time to time parties thereto (the "Lenders"), LEHMAN COMMERCIAL PAPER INC. ("LCPI"), as Advisor, Syndication Agent and Arranger, HIBERNIA NATIONAL BANK, as Collateral and Documentation Agent and BHF-BANK AKTIENGESELLSCHAFT, as Administrative Agent.


                               W I T N E S S E T H

                  WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans to the Borrower; and

                  WHEREAS, the Borrower has requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement, upon the terms and subject to the conditions set forth below;

                  NOW, THEREFORE, the parties hereto hereby agree as follows:

                  1. Defined Terms. As used herein, terms defined in this Sixth Amendment or in the Credit Agreement are used herein as so defined.

                  2. Amendment to Subsection 2.3. Subsection 2.3 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                    "2.3 Note. The Loan made by each Lender shall be evidenced by a promissory note of the Borrower, substantially in the form of Exhibit A (the "Note"), with appropriate insertions therein as to payee, date and principal amount, payable to the order of such Lender and in a principal amount equal to the Loan of such Lender. Each Lender is hereby authorized to record the date and amount of each payment or prepayment of principal of its Loan on the schedule annexed to and constituting a part of its Note, and any such recordation shall constitute prima facie evidence of the accuracy of the information so recorded. The Note shall (a) be dated the Closing Date, (b) provide for the payment of interest in accordance with subsection 2.6 and (c) be payable in installments in the amounts and on the dates set forth below:

                                 Date                         Amount
                                 ----                         ------

                           December 31, 1996                  $250,000
                           March 31, 1997                     $250,000
                           June 30, 1997                      $250,000
                           September 30, 1997                 $250,000
                           December 31, 1997                  $250,000
                           March 31, 1998                     $250,000
                           June 30, 1998                      $250,000
                           September 30, 1998                 $0
                           December 31, 1998                  $0
                           March 31, 1999                     $75,250,000"


                  3. Amendment to Subsection 2.5(c). Subsection 2.5(c) of the Credit Agreement is hereby amended by inserting immediately after the word "quarter" the first time in which it appears in the first line thereof the following: "(other than the fiscal quarters ending September 30, 1998 and December 31, 1998)".

                  4. Amendment to Subsection 6.1. Subsection 6.1 of the Credit Agreement is hereby amended by (a) adding at the end of paragraph (a) thereof
(i) under the heading Fiscal Quarter Ending, the words "December 31, 1998 and thereafter" and (ii) under the heading Amount, the amount of "$5,000,000", (b) adding at the end of paragraph (b) thereof (i) under the heading Fiscal Quarter Ending, the words "December 31, 1998 and thereafter" and (ii) under the heading Ratio, the ratio of "2.50 to 1.00" and (c) adding at the end of paragraph (c) thereof (i) under the heading Fiscal Quarter Ending, the words "December 31, 1998 and thereafter" and (ii) under the heading Amount, the amount of "$18,000,000".

                  5. Effectiveness. The amendments provided for herein shall become effective on the date (the "Effective Date") of satisfaction of the following conditions precedent:

                  (a) The Administrative Agent shall have received counterparts of (i) this Sixth Amendment, duly executed and delivered by the Borrower and each of the other parties hereto, (ii) the First Amendment, dated as of the date hereof, to the Warrant Agreement, dated as of September 30, 1996, between the Borrower and Lehman Brothers Inc., duly executed and delivered by the parties thereto and (iii) the First Amendment, dated as of the date hereof, to the Warrant Agreement, dated as of June 16, 1998, between FPS VI, L.L.C. and Lehman Brothers Inc., duly executed and delivered by the parties thereto.

                  (b) All governmental and third party approvals (including landlords' and other consents) necessary or advisable in connection with this Sixth Amendment shall have been obtained and be in full force and effect, and all applicable waiting periods shall have expired without any action being taken or threatened by any competent authority which would restrain, prevent or otherwise impose materially adverse conditions on the Credit Agreement as amended by this Sixth Amendment.

                  (c) All limited liability company and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Sixth Amendment shall be satisfactory in form and substance to the Arranger and the Administrative Agent.

                  (d) Each of the Lenders shall have received an amendment fee in an amount equal to 0.50% of the principal amount of the Loans held by such Lender on the date hereof.

                  6. Representations and Warranties. After giving effect to the amendments contained herein, on the Effective Date, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 3 of the Credit Agreement; provided that each reference in such Section 3 to "this Agreement" shall be deemed to be a reference both to this Sixth Amendment and to the Credit Agreement as amended by this Sixth Amendment.

                  7. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Loan Documents or for any purpose except as expressly set forth herein.

                  8. No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date after giving effect to this Sixth Amendment.

                  9. Costs and Expenses. The Borrower agrees to pay the reasonable costs and expenses of the Administrative Agent, the Collateral and Documentation Agent and the Arranger in connection with this Sixth Amendment, including, without limitation, legal fees and expenses.

                  10. Counterparts. This Sixth Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

                  11. GOVERNING LAW. THIS SIXTH AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                  IN WITNESS WHEREOF, the parties have caused this Sixth Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                   RIGCO NORTH AMERICA, L.L.C.


                                   By:
                                     Title:


                                   BHF-BANK AKTIENGESELLSCHAFT, as
                                   Administrative Agent and as a Lender


                                   By:
                                     Title:



                                   By:
                                     Title:


                                   HIBERNIA NATIONAL BANK, as Collateral and
                                   Documentation Agent and as a Lender


                                   By:
                                     Title:


                                   LEHMAN COMMERCIAL PAPER INC., as
                                   Syndication Agent and as a Lender


                                   By:
                                     Title:


                                   VAN KAMPEN AMERICAN CAPITAL PRIME
                                   RATE INCOME TRUST


                                   By:
                                     Title:

                                   MERRILL LYNCH PRIME RATE PORTFOLIO

                                   By: MERRILL LYNCH ASSET MANAGEMENT
                                   L.P., as Investment Adviser


                                   By:
                                     Title:

                                   MERRILL LYNCH SENIOR FLOATING RATE
                                   FUND, INC.


                                   By:
                                     Title:

                                   MERRILL LYNCH DEBT STRATEGIES PORTFOLIO

                                   By: MERRILL LYNCH ASSET MANAGEMENT L.P., as
                                   Investment Adviser


                                   By:
                                     Title:

                                   ML SENIOR HIGH INCOME PORTFOLIO, INC.


                                   By:
                                     Title: